UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2016

EMERGENT BIOSOLUTIONS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33137	14-1902018
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
 400 Professional Drive, Suite 400,
Gaithersburg, Maryland 20879
(Address of principal executive offices, including zip code)

(240) 631-3200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 per share	EBS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Emergent BioSolutions Inc. (the “Company”) is filing this Amendment No. 1 on Form 8-K/A (the “Amendment”) to amend its Current Report on Form 8-K, dated December 8, 2016 (the “Original Form 8-K”), to transition an exhibit previously filed with the Securities and Exchange Commission (the “SEC”) to the requirements set forth in Item 601(b) of Regulation S-K permitting registrants to omit confidential information from material contracts filed pursuant to Item 601(b)(10) without the need to submit a confidential treatment request to the SEC. The purpose of this Amendment is to attach and refile with the SEC a redacted version of the Solicitation/Contract/Order for Commercial Items (the “CDC BioThrax Procurement Contract”), effective December 8, 2016, from the Centers for Disease Control and Prevention to Emergent Biodefense Operations Lansing LLC reported in the Original Form 8-K (Exhibit 10.1 hereto), which is subject to a current order granting confidential treatment by the SEC for certain confidential information contained therein. The confidential information omitted from Exhibit 10.1 is both (i) not material and (ii) is the type of information that the Company treats as private or confidential.

Except for Exhibit 10.1, this Amendment speaks as of the filing date of the Original Form 8-K and does not reflect events occurring after its filing or modify or update disclosures made therein that may be affected by subsequent events.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
10.1 †	The CDC BioThrax Procurement Contract, effective December 8, 2016.
101
Emergent BioSolutions Inc. Current Report on Form 8-K/A, dated December 8, 2016 formatted in XBRL (Extensible Business Reporting Language): Cover Page. The instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).
† Certain portions of this Exhibit were omitted by means of marking such portions with brackets (“[**]”) because they are not material and they are the type of information that the registrant treats as private or confidential.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENT BIOSOLUTIONS INC.

Dated: September 9, 2021	By:	/s/ RICHARD S. LINDAHL
Name: Richard S. Lindahl Title: Executive Vice President, Chief Financial Officer and Treasurer